UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

EverQuote, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38549	26-3101161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Broadway Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 522-3444

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	EVER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

EverQuote, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders on June 10, 2021. The following is a summary of the matters voted on at that meeting.

1.

The Company’s stockholders voted to elect Darryl Auguste, David Blundin, Sanju Bansal, Paul Deninger, John Lunny, Jayme Mendal, George Neble, John Shields and Mira Wilczek to the Company’s Board of Directors until the Company’s 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of such directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Darryl Auguste	70,336,811	6,166,442	4,272,861
David Blundin	71,044,289	5,458,964	4,272,861
Sanju Bansal	71,298,039	5,205,214	4,272,861
Paul Deninger	71,423,160	5,080,093	4,272,861
John Lunny	71,282,054	5,221,199	4,272,861
Jayme Mendal	71,576,407	4,926,846	4,272,861
George Neble	71,441,660	5,061,593	4,272,861
John Shields	71,441,660	5,061,593	4,272,861
Mira Wilczek	69,991,741	6,511,512	4,272,861

2.

The Company’s stockholders voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining
80,756,261	13,972	5,881

3.

The Company’s stockholders voted to approve the advisory vote on the compensation of the Company’s named executive officers. The results of the stockholders’ non-binding advisory vote with respect to the compensation paid to the Company’s named executive officers were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
74,147,997	2,336,011	19,245	4,272,861

4.

The Company’s recommended, in a non-binding, advisory vote, that future advisory votes on the compensation of the Company’s named executive officers be held every three years. The results of the stockholders’ vote with respect to the advisory proposal were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstaining	Broker Non-Votes
11,874,077	4,442	64,109,796	514,938	4,272,861

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERQUOTE, INC.

Date: June 15, 2021	By:	/s/ David Mason
David Mason
Secretary and General Counsel